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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in the Registration Statements Nos. 33-31298, 33-85020, 333-39499 and 333-80079 of Silicon Valley Group, Inc.
on Forms S-8 of our report dated October 25, 1999 appearing in this Annual Report on Form 10-K of Silicon Valley Group, Inc. for the year ended September 30, 1999.

/s/ DELOITTE & TOUCHE LLP
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Deloitte & Touche LLP

San Jose, California
December 20, 1999